UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

PEOPLESOFT, INC.

(Exact name of registrant as specified in its charter)

0-20710
(Commission file number)

Delaware	68-0137069
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

4460 Hacienda Drive, Pleasanton, CA	94588-8618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (925) 225-3000

Item 2.02. Results of Operations and Financial Condition.

     On October 4, 2004, PeopleSoft, Inc. issued a press release announcing information about its expected financial results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
99.1	Press release issued by PeopleSoft, Inc. on October 4, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2004

PEOPLESOFT, INC.
By:	/s/ Kevin T. Parker
Kevin T. Parker
Co-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by PeopleSoft, Inc. on October 4, 2004